NOTICE OF DISAPPROVAL


     The undersigned, the Purchaser under that certain Agreement dated January 28th, 1997, as amended on January 30, 1997, providing for the sale by Courtyards of Kendall Limited Partnership, an Illinois limited partnership of property located in Miami, Florida and known as Courtyards at Kendall does hereby, pursuant to the provisions of the Agreement, terminate the Agreement prior to the "Disapproval Date" as defined in this Escrow Agreement and does hereby request that Charter Title Company, as Escrow Agent, return the Earnest Money under this Escrow Agreement to the undersigned.


Dated:  February 27, 1997


                              WATERTON ASSOCIATES, LLC,
                              a limited liability company

                              By:   /s/ James M. Schwartz
                                   ----------------------------------


DISTRIBUTION LIST


Seller:

c/o The Balcor Company
2355 Waukegan Road
Suite A200
Bannockburn, Illinois  60015
Attention:  James Mendelson
Telephone:  (847) 267-1600
Fax:  (847) 317-4462

Copy to:

Schwartz & Freeman
401 N. Michigan Avenue
Suite 1900
Chicago, Illinois  60611
Attention:  Morton M. Poznak
Telephone:  (312) 222-0800
Fax:  (312) 222-0818

Escrow Agent

Charter Title Company
4655 Sweetwater Blvd.
Suite 200
Sugar Land, Texas  77479
Attention:  Frances Chetta
Telephone:  (713) 242-1700
Fax:  (713) 242-1144
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